SUBSEQUENT EVENT	12 Months Ended
Feb. 29, 2016
SUBSEQUENT EVENT
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENT

        On April 11, 2016, the Company issued 599,998 common shares in a Registered Direct Offering, and concurrently in a private placement, issued warrants to purchase 299,999 common shares exercisable in the future at an exercise price of $8.50. The price per common share and one half of a warrant was $7.25 and resulted in total gross proceeds to the Company of $4,350 million. The warrants are not exercisable for six months and one day from issuance and will expire five years from the date of issuance.

        The exercise price of the September 23, 2013 warrants was adjusted to $6.76 as a result of the Offering.